SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 14, 2005
                                                          --------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


           1-13237                                     13-3949418
           -------                                     ----------
  (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events



On March 14, 2005, CharterMac's (the "Company") subsidiary, CM Investor LLC, completed the previously announced acquisition of Capri Capital Finance ("Capri"). The completion of the acquisition also marks the formal integration of Capri's mortgage banking business into CharterMac's subsidiary, CharterMac Mortgage Capital, formerly PW Funding Inc.

On March 14, 2005, the Company released a press release describing this transaction, which is attached as exhibit 99.1 to this 8K.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        99.1 Press Release dated March 14, 2005, "CharterMac Completes Acquisition of Capri Capital Finance; Introduces Unified Mortgage Banking Platform as `CharterMac Mortgage Capital'".










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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CharterMac
                                            (Registrant)



                                            BY:    /s/ Stuart J. Boesky
                                                   --------------------
                                                   Stuart J. Boesky
                                                   Chief Executive Officer
        March 16, 2005